UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-2383

                        AllianceBernstein Bond Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2003

                  Date of reporting period: September 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

AllianceBernstein Bond Fund
U.S. Government Portfolio

--------------------------------------------------------------------------------
U.S. Government
  Fixed Income                                 Annual Report--September 30, 2003
--------------------------------------------------------------------------------

                           Investment Products Offered
                            ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                            ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

November 19, 2003

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund U.S. Government Portfolio (the "Portfolio") for the annual reporting period ended September 30, 2003.

Investment Objective and Policies

This open-end fund seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Portfolio invests primarily in U.S. government securities, repurchase agreements and forward contracts relating to U.S. government securities.

Investment Results

The following table shows the performance of the Portfolio for the six- and 12-month periods ended September 30, 2003. Also included in the table are returns for the Portfolio's benchmark, the Lehman Brothers (LB) Government Bond Index, which represents the U.S. government bond market, and the Lipper General U.S. Government Funds Average (the "Lipper Average").

INVESTMENT RESULTS*
Periods Ended September 30, 2003

                                              -----------------------------
                                                         Returns
                                              -----------------------------
                                              6 Months            12 Months
---------------------------------------------------------------------------
AllianceBernstein
Bond Fund
U.S. Government
Portfolio
  Class A                                       0.20%                1.16%
---------------------------------------------------------------------------
  Class B                                      -0.15%                0.45%
---------------------------------------------------------------------------
  Class C                                      -0.15%                0.45%
---------------------------------------------------------------------------
Lehman Brothers
Government
Bond Index                                      1.72%                3.55%
---------------------------------------------------------------------------
Lipper General
U.S. Government
Funds Average                                   0.79%                2.23%
---------------------------------------------------------------------------

* The Portfolio's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of September 30, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. The unmanaged Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invests at least 65% of their assets in U.S. government and agency issues. These funds generally have similar investment objectives to the Portfolio, although investment policies for the various funds may differ. In particular, many funds in the Lipper U.S. government universe are not required to invest solely in securities backed by the full faith and credit of the U.S. For the six- and 12-month periods ended September 30, 2003, the Lipper Average consisted of 187 and 183 funds, respectively. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including AllianceBernstein Bond Fund U.S. Government Portfolio.

      Additional investment results appear on page 5.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 1

For the six- and 12-month periods ended September 30, 2003, the Portfolio underperformed its benchmark, the LB Government Bond Index, and the Lipper Average. The Portfolio was positioned to benefit from investments in longer-dated U.S. Treasury notes and bonds, which underperformed short-dated Treasuries as the U.S. Federal Reserve kept interest rates lower than expected. In April, the U.S. Federal Reserve announced concerns about deflation risk and moved to an easing bias, finally cutting interest rates by 25 basis points to 1.00% in its June meeting. Nonetheless, this position allowed the Portfolio to maintain an attractive current yield and dividend for shareholders.

Another investment strategy that contributed positively to the earnings power of the Portfolio was an overweight position in highly-rated asset-backed (ABS) and commercial mortgage-backed (CMBS) securities. These securities provide incremental yield over government securities and are limited to 20% of the Portfolio's assets. While this strategy added to performance through June, wider spreads when interest rates rose dramatically from July through August subtracted from the Portfolio's performance. During the final three months of the annual reporting period, the Portfolio was positioned to benefit from higher interest rates. Throughout most of this period, the Portfolio was 5% to 10% underweight versus the LB Government Bond Index. This position added to performance in July and August as interest rates climbed, but detracted from performance in September when interest rates fell. In addition, wider spreads from the CMBS and ABS positions overwhelmed the earlier benefit to performance.

Market Review and Investment Strategy

Business conditions worsened in the first three months of 2003, despite record high corporate cash flow, signs of consumer strength in rising building permits and a new high in the mortgage refinance index. The U.S. economy contracted in February and March, in part because of bad weather, and also because of corporate and consumer hesitancy to make purchase and investment decisions during the war. As the economy began to recover, the six-month period ended September 30, 2003 proved to be one of the most volatile periods in recent history for the U.S. fixed income markets. During the first half of this period, interest rates fell rapidly as the economic landscape appeared bleak and the U.S. Federal Reserve raised the possibility of quantitative easing. After a 25 basis point cut in rates on June 25, interest rates suddenly reversed course and began a two-month bear market that saw rates rise more than 100 basis points. The result was a period of sustained interest rate volatility, driven not only by economic uncertainty, but also by mortgage hedging from large financial institutions.

We maintained the Portfolio's interest rate exposure at a level slightly below the market index during most of this period in the belief that economic growth would inevitably lead to higher rates. While this view eventually was realized in July, the degree by which spreads widened was excessive. In fact, spreads have begun to recover in the fourth quarter of 2003, as interest rates stabilized and the bond market developed a range trading posture.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
9/30/93 TO 9/30/03

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Lehman Brothers Government Bond Index: $19,186

Lipper General U.S. Government Funds Average: $17,383

AllianceBernstein Bond Fund U.S. Government Portfolio Class A: $16,683

         AllianceBernstein         Lehman Brothers       Lipper General
           Bond Fund U.S.         Government Bond       U.S. Government
        Government Portfolio           Index             Funds Average
--------------------------------------------------------------------------------
9/30/93       $10,000                  $10,000               $10,000
9/30/94         9,539                    9,596                 9,518
9/30/95        10,667                   10,898                10,754
9/30/96        10,847                   11,380                11,094
9/30/97        11,749                   12,422                12,079
9/30/98        13,204                   14,111                13,566
9/30/99        12,848                   13,871                13,199
9/30/00        13,707                   14,867                14,033
9/30/01        15,301                   16,838                15,707
9/30/02        16,491                   18,528                16,994
9/30/03        16,683                   19,186                17,383


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund U.S. Government Portfolio Class A shares (from 9/30/93 to 9/30/03) as compared to the performance of an appropriate index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index.

The unmanaged Lipper General U.S. Government Funds Average is based on the performance of 64 funds (based on the number of funds in the average from 9/30/93 to 9/30/03). These funds generally have similar investment objectives to the Portfolio, although investment policies for the various funds may differ.

When comparing AllianceBernstein Bond Fund U.S. Government Portfolio to the index and average shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including AllianceBernsetein Bond Fund U.S. Government Portfolio.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 3

PORTFOLIO SUMMARY
September 30, 2003

INCEPTION DATES                      PORTFOLIO STATISTICS

Class A Shares                       Net Assets ($mil): $1,581.9
12/1/85
Class B Shares
9/30/91
Class C Shares
5/3/93

SECURITY TYPE

  54.0% U.S. Treasury Securities
  16.9% Collateralized Mortgage
        Obligations/Asset
        Backed Securities
  12.9% Federal National
        Mortgage
        Association                             [PIE CHART OMITTED]
  11.0% Federal Home Loan
        Mortgage Corporation
   2.8% Government National
        Mortgage Association
   1.4% Stripped MBS
   0.8% Federal Agricultural
        Mortgage Corporation

   0.2% Short-Term

All data as of September 30, 2003. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                              Investment Results
--------------------------------------------------------------------------------

INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2003

Class A Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year             1.16%                    -3.09%
                    5 Years             4.79%                     3.88%
                   10 Years             5.25%                     4.79%
                  SEC Yield*            4.73%

Class B Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year             0.45%                    -2.45%
                    5 Years             4.04%                     4.04%
                   10 Years(a)          4.80%                     4.80%
                  SEC Yield*            4.21%

Class C Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year             0.45%                    -0.52%
                    5 Years             4.07%                     4.07%
                   10 Years             4.51%                     4.51%
                  SEC Yield*            4.22%

The Portfolio's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's or, if unrated, are of comparable quality. The Portfolio also may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* SEC yields are based on SEC guidelines and are calculated on 30 days ended September 30, 2003.

(a) Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 5

Portfolio of Investments
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2003

                                                                            Principal
                                                                               Amount
                                                                                (000)        U.S. $ Value
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
   SPONSORED AGENCY OBLIGATIONS-99.8%
U.S. Treasury Bonds-29.9%
   6.125%, 11/15/27 ...........................................        $       15,000      $   17,378,325
   6.25%, 8/15/23-5/15/30(a) ..................................                85,000          99,569,350
   6.375%, 8/15/27(a) .........................................                40,000          47,745,320
   7.125%, 2/15/23(a) .........................................                45,000          57,642,210
   7.25%, 5/15/16 .............................................                20,000          25,578,140
   7.50%, 11/15/16(a) .........................................                95,000         124,041,880
   11.25%, 2/15/15 ............................................                20,000          32,866,420
   12.50%, 8/15/14(a) .........................................                45,150          67,922,531
                                                                                           --------------
                                                                                              472,744,176
                                                                                           --------------
U.S. Treasury Notes-36.3%
   2.00%, 5/15/06 .............................................               192,000         193,387,584
   3.00%, 2/15/08 .............................................                50,000          50,878,950
   3.125%, 9/15/08(b) .........................................               225,000         228,199,275
   3.625%, 5/15/13 ............................................                20,000          19,636,720
   4.25%, 8/15/13 .............................................                80,000          82,034,400
                                                                                           --------------
                                                                                              574,136,929
                                                                                           --------------
Federal National Mortgage
   Association-15.8%
   zero coupon, 2/15/08 .......................................                22,130          19,453,487
   2.90%, 10/25/32 ............................................                 9,027           9,060,851
   5.00%, TBA .................................................                   350             350,109
   6.00%, 12/01/13-9/01/33 ....................................                80,668          83,661,648
   7.00%, 4/01/07-1/01/21 .....................................                97,471         103,627,351
   7.50%, 12/01/09-4/01/17 ....................................                12,579          13,416,264
   8.00%, 3/25/07 .............................................                 3,299           3,497,050
   8.50%, 4/01/08 .............................................                 2,915           3,058,423
   9.00%, 8/01/21 .............................................                   941           1,041,992
   10.00%, 11/01/13-10/01/14 ..................................                10,507          11,905,154
   11.00%, 7/01/16 ............................................                   898           1,037,995
                                                                                           --------------
                                                                                              250,110,324
                                                                                           --------------
Federal Home Loan Mortgage
   Corp.-13.5%
   1.52%, 2/15/33 .............................................                15,226          15,240,646
   2.75%, 10/06/06 ............................................                30,000          30,028,200
   4.05%, 6/21/05(a) ..........................................                25,000          25,527,100
   4.50%, 7/15/13 .............................................                45,000          45,531,495
   6.00%, 3/15/23(a) ..........................................                13,739          14,351,645
   6.75%, 3/15/31(a) ..........................................                60,000          71,467,080
   7.00%, 12/01/10 ............................................                 4,042           4,257,818
   8.00%, 9/01/11 .............................................                 1,983           2,093,925
   12.00%, 8/01/15-7/01/20 ....................................                 3,947           4,540,566
                                                                                           --------------
                                                                                              213,038,475
                                                                                           --------------


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                                            Principal
                                                                               Amount
                                                                                (000)        U.S. $ Value
---------------------------------------------------------------------------------------------------------
Government National Mortgage
   Association-3.4%
Single Family Homes
   7.50%, 12/15/14-3/15/32 ....................................        $       36,844      $   39,500,066
   8.00%, 3/15/12 .............................................                 9,087           9,755,491
   8.15%, 9/15/20 .............................................                 1,374           1,494,213
   9.00%, 12/15/09-12/15/19 ...................................                 2,991           3,281,582
                                                                                           --------------
                                                                                               54,031,352
                                                                                           --------------
Federal Agricultural Mortgage
   Association-0.9%
   6.725%, 7/25/13 ............................................                14,034          14,776,299
                                                                                           --------------

Total U.S. Government & Government Sponsored
   Agency Obligations
   (cost $1,543,326,269) ......................................                             1,578,837,555
                                                                                           --------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS-9.5%
Bank of America Alternative Loan Trust
   Series 2003-7 Cl.A1
   5.50%, 9/25/33 .............................................                19,821          20,195,240
Citicorp Mortgage Securities, Inc.
   Series 1987-3 Cl.A1
   9.00%, 5/25/17 .............................................                 2,115           2,113,554
Countrywide Alternative Loan Trust
   Series 2003-21 Cl.A1
   5.00%, 10/30/03 ............................................                30,000          30,097,200
MLCC Mortgage Investors, Inc.
   Series 2003-F Cl.A1
   1.44%, 10/25/28 ............................................                20,000          20,000,000
Prudential Home Mortgage Securities Co.
   Series 1994-1 Cl.A11
   6.00%, 2/25/09 .............................................                22,204          22,231,333
Residential Finance Limited Partnership
   Series 2003-C Cl.B3
   2.52%, 9/10/35(c) ..........................................                 8,000           8,000,000
Structured Asset Securities Corp.
   Series 2003-20 Cl.1A1
   5.50%, 7/25/33 .............................................                18,257          18,405,302
   Series 2003-7H Cl.A11
   6.00%, 3/25/33 .............................................                21,656          22,123,275
Summit Mortgage Trust
   Series 2003-1 Cl.1A1
   6.88%, 4/28/35(c) ..........................................                 6,322           6,341,606
                                                                                           --------------

Total Collateralized Mortgage Obligations
   (cost $150,439,664) ........................................                               149,507,510
                                                                                           --------------


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 7

Portfolio of Investments
--------------------------------------------------------------------------------

                                                                            Principal
                                                                               Amount
                                                                                (000)        U.S. $ Value
---------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES-6.0%
   ADJUSTABLE RATE
Ameriquest Mortgage Securities, Inc.
   Series 2002-3 Cl.AV2
   1.42%, 9/25/32 .............................................        $        4,588      $    4,590,442
GMAC Commercial Mortgage Securities, Inc.
   Series 2003-FL1AC Cl.A
   1.48%, 3/11/15(c) ..........................................                21,062          21,060,382
Renaissance Home Equity Loan Trust
   Series 2003-2 Cl.A
   1.56%, 8/25/33 .............................................                24,648          24,648,236
Residential Asset Securities Corp.
   Series 2002-KS8 Cl.A3
   3.69%, 4/25/27 .............................................                10,000          10,231,300
Specialty Underwriting & Residential Finance
   Series 2003-BC3 Cl.A
   1.47%, 8/25/34 .............................................                20,000          19,990,600
Winston Funding, Ltd.
   Series 2003-1 Cl.A2
   2.01%, 4/23/09(c) ..........................................                15,000          15,000,000
                                                                                           --------------

Total Asset Backed Securities
   (cost $95,283,887) .........................................                                95,520,960
                                                                                           --------------
COMMERCIAL MORTGAGE BACKED
   SECURITIES-5.3%
Asset Securitization Corp.
   Series 1997-MD7 Cl.A1B
   7.41%, 1/13/30 .............................................                16,847          18,878,748
Commercial Mortgage Acceptance Corp.
   Series 1997-ML1 Cl.A2
   6.53%, 12/15/30 ............................................                13,077          13,894,312
Host Marriot Pool Trust
   Series 1999-HMTA Cl.E
   8.07%, 8/03/15(c) ..........................................                 9,800          10,705,593
Merrill Lynch Mortgage Investors, Inc.
   Series 1995-C3 Cl.D
   7.851%, 12/26/25 ...........................................                20,016          21,817,440
Morgan Stanley Capital I
   Series 1998-CF1 Cl.A1
   6.33%, 7/15/32 .............................................                 8,935           9,336,972
Teachers Insurance & Annuity Association
   Series 2001-Cl Cl.A2
   6.30%, 6/19/21(c) ..........................................                 8,225           9,065,582
                                                                                           --------------

Total Commercial Mortgage Backed Securities
   (cost $79,631,353) .........................................                                83,698,647
                                                                                           --------------


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8 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                                            Principal
                                                                               Amount
                                                                                (000)        U.S. $ Value
---------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE BACKED
   SECURITIES-1.8%
Credit Suisse First Boston Mortgage
   Series 2001-CK3 Cl.AX
   1.272%, 6/15/34(c) .........................................        $       38,231      $    2,182,963
Greenwich Capital Commercial Funding Corp.
   Series 2003-C1 Cl.XC
   0.22%, 7/05/35(c) ..........................................               112,969           5,117,510
Morgan Stanley Capital I
   Series 2003-IQ4 Cl.X1
   0.20%, 5/15/40(c) ..........................................               102,672           3,506,233
Mortgage Capital Funding, Inc.
   Series 1996-MC2 Cl.X
   2.08%, 12/21/26 ............................................                95,336           4,051,788
Prudential Securities Secured Financing Corp.
   Series 1999-NRF1 Cl.AEC
   0.89%, 11/01/31(c) .........................................               326,691          12,303,164
SACO I, Inc.
   Series 1997-2 Cl.X
   1.55%, 8/25/36(c) ..........................................                28,739             723,077
                                                                                           --------------

Total Stripped Mortgage Backed Securities
   (cost $34,417,934) .........................................                                27,884,735
                                                                                           --------------
SHORT-TERM INVESTMENT-0.2%
U.S. Treasury Bills-0.2%
   zero coupon, 11/20/03(d)
   (amortized cost $3,245,780) ................................                 3,250           3,245,780
                                                                                           --------------

Total Investments Before Security
   Lending Collateral-122.6%
   (cost $1,906,344,887) ......................................                             1,938,695,187
                                                                                           --------------

Investment of Cash Collateral for
   Securities Loaned*-35.7%
Short Term Investments
Associated Finance
   1.50%, 11/1/03 .............................................                 1,800           1,880,894
Bank of America
   1.26%, 6/15/04 .............................................                25,295          27,452,923
Concord
   1.06%-1.14%, 10/2/03-10/10/03 ..............................                72,120          72,087,393
FHLB
   1.30%-1.40%, 6/28/04-1/24/05 ...............................                45,000          45,000,000
FHLMC
   1.11%-1.31%, 8/30/04-9/9/05 ................................                48,500          48,500,000
FNMA
   2.00%, 5/5/05 ..............................................                34,128          34,128,000
General Electric
   1.27%-1.44%, 11/3/03-3/19/04 ...............................                13,245          14,024,222


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                       ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 9

Portfolio of Investments
--------------------------------------------------------------------------------

                                                                            Principal
                                                                               Amount
                                                                                (000)        U.S. $ Value
---------------------------------------------------------------------------------------------------------
Gotham Funding
   1.13%, 10/15/03 ............................................        $       30,048      $   30,028,194
Household Finance
   1.35-1.65%, 10/15/03-5/1/04 ................................                35,779          36,211,845
K2 (USA) LLC
   1.21%, 4/26/04 .............................................                10,000          10,040,972
LB Baden-Wuerttemberg
   1.27%, 4/15/04 .............................................                 5,000           5,332,956
RBS
   1.50%, 11/15/03 ............................................                 5,000           5,401,715
Sigma Finance
   1.12%-1.18%, 12/15/03-6/16/04 ..............................               150,000         150,101,108
Wells Fargo
   1.20%-1.30%, 11/1/03-7/15/04 ...............................                13,640          14,353,207
                                                                                           --------------
                                                                                              494,543,429
                                                                                           --------------

                                                                               Shares
                                                                           ----------
UBS Private Money Market Fund, LLC
   1.03%.......................................................            70,189,809          70,189,809
                                                                                           --------------

Total Investments of Cash Collateral for
   Securities Loaned
   (cost $564,733,238) ........................................                               564,733,238
                                                                                           --------------

Total Investments-158.3%
   (cost $2,471,078,125) ......................................                             2,503,428,425
Other assets less liabilities-(58.3%) .........................                              (921,545,103)
                                                                                           --------------

Net Assets-100% ...............................................                            $1,581,883,322
                                                                                           ==============

                                                                            Contracts(e)
                                                                            ------------
Call Option Written (see Note D)
U.S. Treasury Notes
   expiring Oct. '03 @ $99.625
   (premiums received $1,072,265)...........                                    2,250      $   (3,919,923)
                                                                                           --------------

FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                                        Value at
                     Number of     Expiration        Original       September 30,       Unrealized
    Type             Contracts        Month            Value             2003          Depreciation
=================    =========    =============    ============     =============     =============
U.S. Treasury
Note 10 Yr Future       1,375     December 2003    $152,349,708      $157,609,375     $ (5,259,667)
U.S. Treasury
Note 5 Yr Future        1,364     December 2003     149,841,504       154,771,375       (4,929,871)
                                                                                      -------------
                                                                                      $(10,189,538)
                                                                                      -------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

REVERSE REPURCHASE AGREEMENTS (see Note D)

   Broker                   Interest Rate      Maturity           Amount
============                =============      ========        ============
Goldman Sachs & Co.              1.12%         10/07/03        $  8,268,257
UBS Warburg                      1.15          10/03/03          11,701,869
UBS Warburg                      1.12          10/06/03          25,776,604
UBS Warburg                      1.10          10/02/03         119,939,985
UBS Warburg                      1.09          10/03/03         124,848,898
UBS Warburg                      1.05          10/06/03          87,080,079
                                                               ------------
                                                               $377,615,692
                                                               ------------

* See Note E for securities lending information.

(a) Positions, or portions thereof, with an aggregate market value of $383,411,426 have been segregated to collateralize reverse repurchase agreements.

(b) Securities on which option is written (par value subject to call have an aggregate market value of $228,199,275).

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the aggregate market value of these securities amounted to $94,006,110 or 5.9% of net assets.

(d) Position with a market value of $3,245,780 has been segregated to collateralize margin requirements for open futures contracts.

(e)   One contract relates to principal amount of $100,000.

      Glossary of Terms:

      FHLB  -  Federal Home Loan Bank
      FHLMC -  Federal Home Loan Mortgage Corporation
      FNMA  -  Federal National Mortgage Association
      TBA   -  (To Be Assigned) - Security is purchased on a forward
               commitment with an appropriate principal amount (generally +/-
               1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

      See notes to financial statements.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 11

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2003

Assets
Investments in securities, at value
   (cost $2,471,078,125--including investment of cash
   collateral for securities loaned of $564,733,238) ...        $ 2,503,428,425(a)
Cash ...................................................             20,790,312
Due from broker(b) .....................................                339,000
Receivable for investment securities sold ..............            326,845,746
Interest receivable ....................................             13,770,654
Receivable for capital stock sold ......................              2,134,380
                                                                ---------------
Total assets ...........................................          2,867,308,517
                                                                ---------------
Liabilities
Outstanding call options written, at value
   (premiums received $1,072,265) ......................              3,919,923
Payable for collateral on securities loaned ............            564,733,238
Payable for reverse repurchase agreements ..............            377,615,692
Payable for investment securities purchased ............            325,806,040
Payable for capital stock redeemed .....................              5,367,239
Payable for variation margin on futures contracts ......              2,612,500
Advisory fee payable ...................................              2,104,890
Dividends payable ......................................              1,794,985
Distribution fee payable ...............................                671,165
Accrued expenses .......................................                799,523
                                                                ---------------
Total liabilities ......................................          1,285,425,195
                                                                ---------------
Net Assets .............................................        $ 1,581,883,322
                                                                ===============
Composition of Net Assets
Capital stock, at par ..................................        $       217,628
Additional paid-in capital .............................          1,724,667,553
Distributions in excess of net investment income .......            (13,576,433)
Accumulated net realized loss on
   investment transactions..............................           (148,736,569)
Net unrealized appreciation of investments .............             19,311,143
                                                                ---------------
                                                                 $1,581,883,322
                                                                ===============


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                               Statement of Assets & Liabilities
--------------------------------------------------------------------------------

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
($811,376,104 / 111,658,861 shares of capital stock
  issued and outstanding) ...........................................   $7.27
Sales charge--4.25% of public offering price .........................     .32
                                                                         -----
Maximum offering price ...............................................   $7.59
                                                                         =====
Class B Shares
Net asset value and offering price per share
   ($399,040,243 / 54,925,047 shares of capital stock
   issued and outstanding) ...........................................   $7.27
                                                                         =====
Class C Shares
Net asset value and offering price per share
   ($167,358,967 / 23,004,655 shares of capital stock
   issued and outstanding) ...........................................   $7.28
                                                                         =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($204,108,008 / 28,039,607 shares of capital stock
   issued and outstanding) ...........................................   $7.28
                                                                         =====

(a)   Includes securities on loan with a value of $559,066,809 (See Note E).

(b) Cash segregated at broker to collateralize margin requirements for open futures contracts.

      See notes to financial statements.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 13

Statement of Operations
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                               July 1, 2003
                                                    to                Year Ended
                                               September 30,           June 30,
                                                   2003*                 2003
                                               =============        =============
Investment Income
Interest ..............................        $ 19,241,002         $  86,923,790
                                               ------------         -------------
Expenses
Advisory fee ..........................           2,104,878             9,698,623
Distribution fee--Class A .............             631,330             2,702,157
Distribution fee--Class B .............           1,106,714             5,220,716
Distribution fee--Class C .............             454,736             2,293,231
Transfer agency .......................             956,653             3,546,502
Printing ..............................             118,850               496,678
Custodian .............................              97,387               402,874
Audit and legal .......................              57,321               114,788
Registration fees .....................              37,141                74,141
Administrative ........................              30,340               124,000
Directors' fees .......................               5,000                18,000
Miscellaneous .........................               3,701                97,318
                                               ------------         -------------
Total expenses before interest expense            5,604,051            24,789,028
Interest expense ......................             285,376               226,944
                                               ------------         -------------
Total expenses ........................           5,889,427            25,015,972
Less: expense offset arrangement
   (see Note B) .......................                 (94)               (2,955)
                                               ------------         -------------
Net expenses ..........................           5,889,333            25,013,017
                                               ------------         -------------
Net investment income .................          13,351,669            61,910,773
                                               ------------         -------------
Realized and Unrealized Gain (Loss)
  on Investment Transactions
Net realized gain (loss) on:
   Investment transactions ............         (19,524,008)           53,152,476
   Written options ....................                  -0-              954,531
   Futures ............................           5,732,872            (6,605,444)
   Swap contracts .....................                  -0-           (7,714,477)
Net change in unrealized
  appreciation/depreciation of:
   Investments ........................         (23,100,425)           42,249,044
   Written options ....................          (2,847,658)                   -0-
   Futures ............................         (10,189,538)            1,239,412
   Swap contracts .....................                  -0-            2,598,092
                                               ------------         -------------
Net gain (loss) on investment
   transactions .......................         (49,928,757)           85,873,634
                                               ------------         -------------
Net Increase (Decrease) in Net Assets
   from Operations ....................        $(36,577,088)        $ 147,784,407
                                               ============         =============

* The Portfolio changed its fiscal year end from June 30 to September 30.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                              Statement of Changes in Net Assets
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                  July 1, 2003
                                         to                  Year Ended              Year Ended
                                   September 30,              June 30,                June 30,
                                        2003*                   2003                    2002
                                  ===============         ===============         ===============
Increase (Decrease)
in Net Assets from
Operations
Net investment
   income ................        $    13,351,669         $    61,910,773         $    76,503,030
Net realized gain (loss)
   on investment
   transactions ..........            (13,791,136)             39,787,086                  (2,033)
Net change in
   unrealized
   appreciation/
   depreciation of
   investments ...........            (36,137,621)             46,086,548              20,025,936
                                  ---------------         ---------------         ---------------
Net increase
   (decrease) in
   net assets from
   operations ............            (36,577,088)            147,784,407              96,526,933
Dividends and
Distributions to
Shareholders from
Net investment income
   Class A ...............             (9,719,429)            (41,821,063)            (45,917,533)
   Class B ...............             (4,297,353)            (20,589,855)            (16,272,061)
   Class C ...............             (1,766,382)             (9,059,572)             (8,987,433)
   Advisor Class .........             (2,444,044)             (8,628,587)             (5,326,003)
Distributions in excess of
   net investment income
   Class A ...............                     -0-                     -0-             (3,697,433)
   Class B ...............                     -0-                     -0-             (1,310,281)
   Class C ...............                     -0-                     -0-               (722,436)
   Advisor Class .........                     -0-                     -0-               (428,868)
Tax return of capital
   Class A ...............                     -0-                     -0-             (3,106,367)
   Class B ...............                     -0-                     -0-             (1,100,822)
   Class C ...............                     -0-                     -0-               (606,948)
   Advisor Class .........                     -0-                     -0-               (360,309)
Capital Stock
Transactions
Net increase
   (decrease) ............           (149,688,274)             72,866,684             279,883,858
                                  ---------------         ---------------         ---------------
Total increase
   (decrease) ............           (204,492,570)            140,552,014             288,574,297
Net Assets
Beginning of period ......          1,786,375,892           1,645,823,878           1,357,249,581
                                  ---------------         ---------------         ---------------
End of period ............        $ 1,581,883,322         $ 1,786,375,892         $ 1,645,823,878
                                  ===============         ===============         ===============

* The Portfolio changed its fiscal year end from June 30 to September 30.

      See notes to financial statements.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 15

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2003

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Government Portfolio. The U.S. Government Portfolio (the "Portfolio") offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts as adjustments to interest income. Additionally, the Portfolio amortizes premiums on debt securities for financial statement reporting purposes.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 17

Notes to Financial Statements
--------------------------------------------------------------------------------

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Change of Fiscal Year End

The Fund changed its fiscal year end from June 30 to September 30. Accordingly, the statement of operations, the statement of changes in net assets and financial highlights reflect the period from July 1, 2003 to September 30, 2003.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate of ..15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $30,340 and $124,000, respectively, to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the period ended September 30, 2003 and the year ended June 30, 2003.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $584,436 and $2,495,897, respectively, for the period ended September 30, 2003 and the year ended June 30, 2003.

For the period ended September 30, 2003 and the year ended June 30, 2003, the Portfolio's expenses were reduced by $94 and $2,955, respectively, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $3,507 and $48,272 from the sales of Class A shares and received $3,972 and $108,249; $329,394 and $1,116,604; and $9,534 and
$64,753, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended September 30, 2003 and the year ended June 30, 2003.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $6,164,859, and $5,929,811 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 19

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended September 30, 2003, were as follows:

                                               Purchases              Sales
                                            ==============       ==============
Investment securities (excluding
  U.S. government securities) ......        $   88,727,945      $    58,133,915
U.S. government securities .........         4,552,554,045        4,198,939,429

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding the written option and futures) are as follows:

Cost .....................................................      $ 2,483,734,387
                                                                ===============
Gross unrealized appreciation ............................      $    35,215,614
Gross unrealized depreciation ............................          (15,521,576)
                                                                ---------------
Net unrealized appreciation ..............................      $    19,694,038
                                                                ===============

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Swap Agreements

The Portfolio may enter into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains or losses on investment transactions.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 21

Notes to Financial Statements
--------------------------------------------------------------------------------

Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value.

Transactions in options written for the period ended September 30, 2003 were as follows:

                                               Number of            Premiums
                                               Contracts            Received
                                              ===========        =============
Options outstanding at beginning of
   the period ........................                 -0-       $          -0-
Options written ......................              2,250            1,072,265
Options terminated in closing purchase
   transactions ......................                 -0-                  -0-
Options exercised ....................                 -0-                  -0-
                                              -----------        -------------
Options outstanding at
   September 30, 2003 ................              2,250        $   1,072,265
                                              ===========        =============

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the period from July 1, 2003 to September 30, 2003, the average amount of reverse repurchase agreements outstanding was $126,781,942 and the daily weighted average annualized interest rate was 1.05%.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities,


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2003, the Portfolio had loaned securities with a value of $559,066,809 and received cash collateral which was invested in short-term securities valued at $564,733,238 as included in the accompanying portfolio of investments. For the period ended September 30, 2003 and the year ended June 30, 2003, the Portfolio earned fee income of $595,892 and $1,412,548, respectively, which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                 ---------------------------------------------------------
                                                            Shares
                                 ---------------------------------------------------------
                                 July 1, 2003 to           Year Ended           Year Ended
                                   September 30,             June 30,             June 30,
                                         2003(a)                 2003                 2002
                                 ---------------------------------------------------------
Class A
Shares sold                            7,081,876           99,871,241          147,432,112
------------------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           842,226            3,397,687            4,167,873
------------------------------------------------------------------------------------------
Shares converted from Class B            623,756            2,638,670            3,136,090
------------------------------------------------------------------------------------------
Shares redeemed                      (15,589,912)        (107,352,732)        (158,502,944)
------------------------------------------------------------------------------------------
Net decrease                          (7,042,054)          (1,445,134)          (3,766,869)
==========================================================================================

Class B
Shares sold                            1,785,384           41,363,192           39,137,935
------------------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           384,985            1,747,439            1,616,781
------------------------------------------------------------------------------------------
Shares converted to Class A             (623,756)          (2,666,482)          (3,546,194)
------------------------------------------------------------------------------------------
Shares redeemed                      (12,799,293)         (29,791,395)         (20,377,516)
------------------------------------------------------------------------------------------
Net increase (decrease)              (11,252,680)          10,652,754           16,831,006
==========================================================================================

Class C
Shares sold                              743,732           17,523,866           19,154,718
------------------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           147,804              741,897              910,419
------------------------------------------------------------------------------------------
Shares redeemed                       (5,091,572)         (19,058,320)         (15,734,751)
------------------------------------------------------------------------------------------
Net increase (decrease)               (4,200,036)            (792,557)           4,330,386
==========================================================================================

(a) The Portfolio changed its fiscal year end from June 30 to September 30.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 23

Notes to Financial Statements
--------------------------------------------------------------------------------

                                   -------------------------------------------------------------
                                                                          Shares
                                   -------------------------------------------------------------
                                   July 1, 2003 to            Year Ended              Year Ended
                                     September 30,              June 30,                June 30,
                                           2003(a)                  2003                    2002
                                   -------------------------------------------------------------
Advisor Class
Shares sold                              1,553,934             5,728,180              20,316,829
------------------------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                             332,740             1,166,739                 818,898
------------------------------------------------------------------------------------------------
Shares redeemed                           (186,666)           (5,229,251)               (264,735)
------------------------------------------------------------------------------------------------
Net increase                             1,700,008             1,665,668              20,870,992
================================================================================================

(a) The Portfolio changed its fiscal year end from June 30 to September 30.

                                   -------------------------------------------------------------
                                                                          Amount
                                   -------------------------------------------------------------
                                   July 1, 2003 to            Year Ended              Year Ended
                                     September 30,              June 30,                June 30,
                                           2003(a)                  2003                    2002
                                   -------------------------------------------------------------
Class A
Shares sold                          $  51,268,823         $ 738,562,949         $ 1,062,360,414
------------------------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           6,086,303            25,217,655              30,124,250
------------------------------------------------------------------------------------------------
Shares converted from Class B            4,387,602            19,834,712              24,883,707
------------------------------------------------------------------------------------------------
Shares redeemed                       (112,373,614)         (794,926,312)         (1,143,883,509)
------------------------------------------------------------------------------------------------
Net decrease                         $ (50,630,886)        $ (11,310,996)        $   (26,515,138)
================================================================================================

Class B
Shares sold                          $  12,927,847         $ 305,612,817         $   285,085,120
------------------------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           2,781,869            12,971,394              11,691,662
------------------------------------------------------------------------------------------------
Shares converted to Class A             (4,387,602)          (19,834,712)            (24,883,707)
------------------------------------------------------------------------------------------------
Shares redeemed                        (92,309,168)         (221,190,959)           (148,144,475)
------------------------------------------------------------------------------------------------
Net increase (decrease)              $ (80,987,054)        $  77,558,540         $   123,748,600
================================================================================================

Class C
Shares sold                          $   5,399,978         $ 129,704,727         $   139,438,986
------------------------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           1,069,553             5,512,251               6,592,467
------------------------------------------------------------------------------------------------
Shares redeemed                        (36,840,779)         (141,500,884)           (113,989,182)
------------------------------------------------------------------------------------------------
Net increase (decrease)              $ (30,371,248)        $  (6,283,906)        $    32,042,271
================================================================================================

Advisor Class
Shares sold                          $  11,241,378         $  42,725,185         $   146,617,899
------------------------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           2,407,372             8,673,997               5,898,085
------------------------------------------------------------------------------------------------
Shares redeemed                         (1,347,836)          (38,496,136)             (1,907,859)
------------------------------------------------------------------------------------------------
Net increase                         $  12,300,914         $  12,903,046         $   150,608,125
================================================================================================

(a) The Portfolio changed its fiscal year end from June 30 to September 30.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended September 30, 2003.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the period ended September 30, 2003, and the fiscal years ended June 30, 2003 and June 30, 2002 were as follows:

                              July 1, 2003 to       Year Ended         Year Ended
                               September 30,         June 30,           June 30,
                                   2003*               2003               2002
                              ===============      ===========        ===========
Distributions paid
   from:
   Ordinary income .....        $18,227,208        $80,099,077        $82,835,463
                                -----------        -----------        -----------
Total taxable
   distributions .......         18,227,208         80,099,077         82,835,463
   Tax return of
     capital ...........                 -0-                -0-         5,174,446
                                -----------        -----------        -----------
Total distributions
   paid ................        $18,227,208        $80,099,077        $88,009,909(a)
                                ===========        ===========        ===========

As of September 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ..............            $(158,051,293)(b)
Unrealized appreciation/(depreciation) ............               16,844,419(c)
                                                               -------------
Total accumulated earnings/(deficit) ..............            $(141,206,874)
                                                               =============

* The Portfolio changed its fiscal year end from June 30 to September 30.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 25

Notes to Financial Statements
--------------------------------------------------------------------------------

(a) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On September 30, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $153,542,290 (of which $5,207,458 and $21,956,032 were attributable to the purchase of net assets of Alliance Limited Maturity Government Income Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc., respectively, by the Fund in December of
      2000), of which $51,829,521 expires in the year 2004, $6,928,773 expires in the year 2005, $16,083,708 expires in the year 2006, $48,732,137 expires in the year 2007, $6,470,420 expires in the year 2008 and $23,497,731 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2003, $64,973,014 of capital loss carryforward expired. Based on certain provision in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Alliance Limited Maturity Government, Inc. may apply. For the year ended September 30, 2003 the Fund deferred losses on straddles of $4,509,003.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal period, permanent differences, primarily due to a tax distribution in excess of earnings, tax character of paydown losses, expiration of capital loss carryforwards and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, is currently under investigation by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that Alliance Capital provide information to them. Alliance Capital has been cooperating with all of these authorities and has been conducting its own internal investigation into these matters. In addition, Alliance Capital's Board of Directors authorized a special committee, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Between October 3 and November 13, 2003, twenty-one additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants. All of these lawsuits seek an unspecified amount of damages.

Through November 14, 2003, Alliance Capital's internal investigation has revealed that Alliance Capital maintained relationships with certain investors who were permitted to engage in market timing trades in certain AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees ("Market Timing Relationships"). Alliance Capital believes that these Market Timing Relationships created conflicts of interest and that certain of the trades made pursuant to these relationships had an adverse effect on some shareholders of the AllianceBernstein Mutual Funds. These matters are the subject of the ongoing internal investigation by Alliance Capital.

As a result of Alliance Capital's involvement in market timing or for other reasons, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Any resolution of Alliance Capital's involvement in market timing and the related SEC and NYAG investigations and private lawsuits is likely to include, but not be limited to, sanctions, penalties, appropriate restitution to mutual fund shareholders and structural changes in the governance of Alliance Capital's mutual fund business. Alliance Capital is committed to full restitution of the adverse effects that inappropriate market timing transactions allowed by Alliance Capital had on the shareholders of the AllianceBernstein Mutual Funds.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 27

Financial Highlights
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      =============================================================================================
                                                                                  Class A
                                      =============================================================================================
                                        July 1, 2003
                                                  to                                 Year Ended June 30,
                                       September 30,         ----------------------------------------------------------------------
                                             2003(a)             2003            2002(b)        2001           2000          1999
                                      ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............         $  7.49          $  7.21         $  7.14        $  6.99        $  7.19       $  7.57
                                      ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c) ...........             .06              .27             .37            .47            .50           .52
Net realized and unrealized
  gain (loss) on investment
  transactions .....................            (.20)             .35             .13            .17           (.20)         (.37)
                                      ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ......            (.14)             .62             .50            .64            .30           .15
                                      ---------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ...........................            (.08)            (.34)           (.37)          (.47)          (.49)         (.52)
Distributions in excess of
  net investment income ............              -0-              -0-           (.03)          (.01)            -0-         (.01)
Tax return of capital ..............              -0-              -0-           (.03)          (.01)          (.01)           -0-
                                      ---------------------------------------------------------------------------------------------
Total dividends and distributions ..            (.08)            (.34)           (.43)          (.49)          (.50)         (.53)
                                      ---------------------------------------------------------------------------------------------
Net asset value, end of period .....         $  7.27          $  7.49         $  7.21        $  7.14        $  6.99       $  7.19
                                      =============================================================================================
Total Return
Total investment return based
  on net asset value(d) ............           (1.80)%           8.82%           7.11%          9.30%          4.41%         1.83%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................       $ 811,376        $ 889,115       $ 865,739      $ 884,574      $ 430,895     $ 426,167
Ratio to average net assets of:
  Expenses .........................            1.18%(e)         1.10%           1.23%          2.11%          2.14%         1.17%
  Expenses, excluding interest
    expense ........................            1.11%(e)         1.09%           1.09%          1.13%          1.12%         1.08%
  Net investment income ............            3.43%(e)         3.64%           5.15%          6.57%          7.13%         6.86%
Portfolio turnover rate ............             241%             976%          1,009%           712%           398%          320%

See footnote summary on page 31.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      =============================================================================================
                                                                                  Class B
                                      =============================================================================================
                                        July 1, 2003
                                                  to                                 Year Ended June 30,
                                       September 30,         ----------------------------------------------------------------------
                                             2003(a)             2003            2002(b)        2001           2000          1999
                                      ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............         $  7.49          $  7.21         $  7.14        $  7.00        $  7.20       $  7.57
                                      ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c) ...........             .05              .22             .32            .42            .44           .46
Net realized and unrealized
  gain (loss) on investment
  transactions .....................            (.20)             .35             .13            .16           (.19)         (.36)
                                      ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ......            (.15)             .57             .45            .58            .25           .10
                                      ---------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ...........................            (.07)            (.29)           (.32)          (.42)          (.44)         (.46)
Distributions in excess of
  net investment income ............             -0-               -0-           (.03)          (.01)            -0-         (.01)
Tax return of capital ..............             -0-               -0-           (.03)          (.01)          (.01)           -0-
                                      ---------------------------------------------------------------------------------------------
Total dividends and distributions ..            (.07)            (.29)           (.38)          (.44)          (.45)         (.47)
                                      ---------------------------------------------------------------------------------------------
Net asset value, end of period .....         $  7.27          $  7.49         $  7.21        $  7.14        $  7.00       $  7.20
                                     =============================================================================================
Total Return
Total investment return based
  on net asset value(d) ............           (1.98)%           8.07%           6.36%          8.39%          3.64%         1.22%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................       $ 399,040        $ 495,606       $ 400,221      $ 276,308       $200,283     $ 338,310
Ratio to average net assets of:
  Expenses .........................            1.90%(e)         1.82%           1.93%          2.90%          2.80%         1.87%
  Expenses, excluding interest
    expense ........................            1.83%(e)         1.81%           1.80%          1.83%          1.83%         1.79%
  Net investment income ............            2.75%(e)         2.95%           4.41%          5.95%          6.28%         6.13%
Portfolio turnover rate ............             241%             976%          1,009%           712%           398%          320%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 29

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      =============================================================================================
                                                                                  Class C
                                      =============================================================================================
                                        July 1, 2003
                                                  to                                 Year Ended June 30,
                                       September 30,         ----------------------------------------------------------------------
                                             2003(a)             2003            2002(b)        2001           2000          1999
                                      ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...............        $  7.50          $  7.22         $  7.15        $  7.00        $  7.20       $  7.57
                                      ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c) ............            .05              .22             .32            .43            .45           .46
Net realized and unrealized
  gain (loss) on investment
  transactions ......................           (.20)             .35             .13            .16           (.20)         (.36)
                                      ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .......           (.15)             .57             .45            .59            .25           .10
                                      ---------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ............................           (.07)            (.29)           (.32)          (.43)          (.44)         (.46)
Distributions in excess of
  net investment income .............             -0-              -0-           (.03)          (.01)           -0-          (.01)
Tax return of capital ...............             -0-              -0-           (.03)            -0-          (.01)           -0-
                                      ---------------------------------------------------------------------------------------------
Total dividends and distributions ...           (.07)            (.29)           (.38)          (.44)          (.45)         (.47)
                                      ---------------------------------------------------------------------------------------------
Net asset value, end of period ......        $  7.28          $  7.50         $  7.22        $  7.15        $  7.00       $  7.20
                                      =============================================================================================
Total Return
Total investment return based
  on net asset value(d) .............          (1.98)%           8.06%           6.35%          8.54%          3.64%         1.22%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...................      $ 167,359        $ 204,006       $ 202,030      $ 169,213       $112,808     $ 144,145
Ratio to average net assets of:
  Expenses ..........................           1.89%(e)         1.81%           1.93%          2.89%          2.82%         1.87%
  Expenses, excluding interest
    expense .........................           1.83%(e)         1.80%           1.79%          1.83%          1.83%         1.78%
  Net investment income .............           2.76%(e)         2.96%           4.42%          5.94%          6.35%         6.13%
Portfolio turnover rate .............            241%             976%          1,009%           712%           398%          320%


See footnote summary on page 31.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      =================================================================
                                                                Advisor Class
                                      =================================================================
                                        July 1, 2003                                          October 6
                                                  to                Year Ended June 30,      2000(f) to
                                       September 30,         ------------------------------    June 30,
                                             2003(a)             2003            2002(b)           2001
                                      -----------------------------------------------------------------
Net asset value,
  beginning of period ...............        $  7.50          $  7.21         $  7.14        $  7.05
                                      -----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c) ............            .07              .29             .39            .34
Net realized and unrealized
  gain (loss) on
  investment transactions ...........           (.20)             .37             .13            .12
                                      -----------------------------------------------------------------
Net increase (decrease) in net
  asset value
  from operations ...................           (.13)             .66             .52            .46
                                      -----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ............... ............           (.09)            (.37)           (.39)          (.34)
Distributions in excess of
  net investment income ... .........             -0-              -0-           (.03)          (.02)
Tax return of capital ...............             -0-              -0-           (.03)          (.01)
                                      -----------------------------------------------------------------
Total dividends and
  distributions .....................           (.09)            (.37)           (.45)          (.37)
                                      -----------------------------------------------------------------
Net asset value, end of
  period ............................        $  7.28          $  7.50         $  7.21        $  7.14
                                      =================================================================
Total Return
Total investment return based on
  net asset value(d) ................          (1.72)%           9.29%           7.41%          6.65%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...................      $ 204,108        $ 197,649       $ 177,834       $ 27,154
Ratio to average net assets of:
  Expenses ..........................            .89%(e)          .81%            .89%          1.38%(e)
  Expenses, excluding
    interest expense ................            .81%(e)          .80%            .81%           .81%(e)
  Net investment income .............           3.72%(e)         3.96%           5.41%          6.74%(e)
Portfolio turnover rate .............            241%             976%          1,009%           712%


(a)   The Portfolio changed its fiscal year end from June 30 to September 30.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain on investment transactions per share by $.03, and decrease the ratio of net investment income to average net assets from 5.56% to 5.15% for Class A, from 4.82% to 4.41% for Class B, from 4.83% to 4.42% for Class C and from 5.81% to 5.41% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Commencement of distribution.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 31

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of AllianceBernstein Bond Fund, Inc.
U.S. Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the U.S. Government Portfolio (the "Portfolio"), one of the portfolios constituting the AllianceBernstein Bond Fund, Inc., as of September 30, 2003, and the related statement of operations for the period from July 1, 2003 to September 30, 2003 and for the year ended June 30, 2003, the statement of changes in net assets for the period from July 1, 2003 to September 30, 2003 and for each of the two years in the period ended June 30, 2003, and the financial highlights for the period from July 1, 2003 to September 30, 2003 and for each of the five years in the period ended June 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Portfolio of the AllianceBernstein Bond Fund, Inc. at September 30, 2003, the results of its operations for the period from July 1, 2003 to September 30, 2003 and for the year ended June 30, 2003, the changes in its net assets for the period from July 1, 2003 to September 30, 2003 and for each of the two years in the period ended June 30, 2003, and the financial highlights for the period from July 1, 2003 to September 30, 2003 and for each of the five years in the period ended June 30, 2003, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
November 14, 2003


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Matthew D.W. Bloom, Vice President
Paul J. DeNoon, Vice President
S. Sean Kelleher(2), Vice President
Jeffrey S. Phlegar, Vice President
Kewjin Yuoh, Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

(2) Mr. Kelleher is the person primarily responsible for the day-to-day management of the Portfolio's investment portfolio.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 33

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                        PORTFOLIOS
                                                                          IN FUND         OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                   COMPLEX     DIRECTORSHIPS
      ADDRESS                               OCCUPATION(S)               OVERSEEN BY      HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS             DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #+, 71    Investment Adviser and an                   113           None
2 Sound View Drive               independent consultant. He was
Suite 100                        formerly Senior Manager of Barrett
Greenwich, CT 06830              Associates, Inc., a registered
(5)                              investment adviser, with which
Chairman of the Board            he had been associated since prior
                                 to 1998. He was formerly Deputy Comptroller and
                                 Chief Investment Officer of the State of New
                                 York and, prior thereto, Chief Investment
                                 Officer of the New York Bank for Savings.

Ruth Block, #+, 73               Formerly Executive Vice                      96           None
500 SE Mizner Blvd.              President and Chief Insurance
Boca Raton, FL 33432             Officer of The Equitable Life
(15)                             Assurance Society of the United
                                 States; Chairman and Chief Executive Officer of
                                 Evlico; Director of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty chemicals),
                                 Tandem Financial Group, and Donaldson, Lufkin &
                                 Jenrette Securities Corporation; former
                                 Governor at Large National Association of
                                 Securities Dealers, Inc.

David H. Dievler, #+, 74         Independent consultant. Until               100           None
P.O. Box 167                     December 1994, he was Senior
Spring Lake, NJ 07762            Vice President of Alliance Capital
(15)                             Management Corporation ("ACMC")
                                 responsible for mutual fund
                                 administration. Prior to joining ACMC
                                 in 1984, he was Chief Financial
                                 Officer of Eberstadt Asset Management
                                 since 1968. Prior to that, he was
                                 Senior Manager at Price Waterhouse
                                 & Co. Member of the American Institute
                                 of Certified Public Accountants
                                 since 1953.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                          Management of the Fund
--------------------------------------------------------------------------------

                                                                         PORTFOLIOS
                                                                           IN FUND         OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                    COMPLEX     DIRECTORSHIPS
      ADDRESS                               OCCUPATION(S)                OVERSEEN BY      HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #+, 61           Consultant. Formerly President of            98           None
P.O. Box 12,                     Save Venice, Inc. from 2001-2002,
Annandale, NY 12504              Senior Advisor from June 1999 -
(5)                              June 2000 and President of Historic
                                 Hudson Valley (historic preservation) from
                                 December 1989-May 1999. Previously, Director of
                                 the National Academy of Design. During 1988-92,
                                 he was Director and Chairman of the Audit
                                 Committee of ACMC.

Clifford L. Michel, #+, 64       Senior Counsel of the law firm of            97      Placer Dome, Inc.
15 St. Bernard's Road            Cahill Gordon & Reindel since
Gladstone, NJ 07934              February 2001 and a partner of
(15)                             that firm for more than twenty-five
                                 years prior thereto. He is President
                                 and Chief Executive Officer of
                                 Wenonah Development Company
                                 (investments) and a Director of the Placer
                                 Dome, Inc. (mining).

Donald J. Robinson, #+, 69       Senior Counsel to the law firm of            96           None
98 Hell's Peak Road              Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                 since prior to 1998. Formerly a
(6)                              senior partner and a member of
                                 the Executive Committee of that firm. He was
                                 also a member and Chairman of the Municipal
                                 Securities Rulemaking Board and a Trustee of
                                 the Museum of the City of New York.

INTERESTED DIRECTOR

Marc O. Mayer, ++, 46            Executive Vice President of ACMC             68           None
1345 Avenue of the               since 2001; prior thereto, Chief
Americas                         Executive Officer of Sanford C.
New York, NY 10105               Bernstein & Co., LLC and its
(1 month)                        predecessor since prior to 1998.

*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 35

Management of the Fund
--------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is set forth below.

     NAME,                           POSITION(S)                        PRINCIPAL OCCUPATION
ADDRESS* AND AGE                   HELD WITH FUND                       DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------
Marc O. Mayer, (46)              President                      See biography above.

Kathleen A. Corbet, (43)         Senior Vice President          Executive Vice President of Alliance
                                                                Capital Management Corporation
                                                                (ACMC),** with which she has been
                                                                associated since prior to 1998.

Matthew D.W. Bloom, (47)         Vice President                 Senior Vice President of ACMC,** with
                                                                which he has been associated since
                                                                prior to 1998.

Paul J. DeNoon, (41)             Vice President                 Senior Vice President of ACMC,** with
                                                                which he has been associated since
                                                                prior to 1998.

S. Sean Kelleher, (42)           Vice President                 Senior Vice President of ACMC** since
                                                                1999; prior thereto worked in fixed
                                                                income research at Merrill Lynch since
                                                                prior to 1998.

Jeffrey S. Phlegar, (37)         Vice President                 Vice President of ACMC,** with which
                                                                he has been associated since prior to
                                                                1998.

Kewjin Yuoh, (32)                Vice President                 Vice President of ACMC** since March
                                                                2003. Previously, he was a Vice President
                                                                of Credit Suisse Asset Management from
                                                                2000 to 2002 and a Vice President of
                                                                Brundage, Story & Rose from 1998 to
                                                                2000. Prior thereto, he was a Portfolio
                                                                Manager of Sanford C. Bernstein & Co.
                                                                since prior to 1998.

Mark D. Gersten, (53)            Treasurer and Chief            Senior Vice President of Alliance Global
                                 Financial Officer              Investor Services, Inc. ("AGIS")** and
                                                                Vice President
                                                                of
                                                                AllianceBernstein
                                                                Investment
                                                                Research and
                                                                Management, Inc.
                                                                ("ABIRM")**,
                                                                with which he
                                                                has been
                                                                associated since
                                                                prior to 1998.

Vincent S. Noto (39)             Controller                     Vice President of AGIS,** with which
                                                                he has been associated since prior to
                                                                1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM, and AGIS are affiliates of the Fund.

   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

                                               AllianceBernstein Family of Funds
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Series

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund+
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds

Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

** Formerly Conservative Investors Fund.

+  Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 37

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN(SM) Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

USGAR0903

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

Exhibit No. DESCRIPTION OF EXHIBIT

10 (a) (1) Code of ethics that is subject to the disclosure of Item 2 hereof

10 (b) (1) Certification of Principal Executive Officer Pursuant to Section 302
           of the Sarbanes-Oxley Act of 2002

10 (b) (2) Certification of Principal Financial Officer Pursuant to Section 302
           of the Sarbanes-Oxley Act of 2002

10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Bond Fund, Inc.

By:      /s/Marc O. Mayer
         -----------------------------------
         Marc O. Mayer
         President

Date:    November 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         -------------------------------
         Marc O. Mayer
         President

Date:    November 25, 2003

By:      /s/Mark D. Gersten
         ------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    November 25, 2003